SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

[X] Filed  by  the  Registrant
[ ] Filed  by  a  Party  other  than  the  Registrant

Check  the  appropriate  box:

[ ] Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive  Proxy  Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting  Material  under  Sec.  240.14a-12

                             AIR METHODS CORPORATION
                 (Name of Registrant as Specified in Its Charter)

                             AIR METHODS CORPORATION
                    (Name of Person(s) Filing Proxy Statement)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X] No  fee  required

[ ] Fee computed on table below  per  Exchange  Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:
     (2)  Aggregate  number  of  securities  to  which  transaction  applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
     (4)  Proposed  maximum  aggregate  value  of  transaction:
     (5)  Total  fee  paid:

[ ] Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:
     (2)  Form,  Schedule  or  Registration  Statement  No.:
     (3)  Filing  Party:
     (4)  Date  Filed:

Air Methods
--------------------------------------------------------------------------------
                       The Exclusive Airborne Health Care Company. . .Since 1980

                                                         Air Methods Corporation
                                                       Denver/Centennial Airport
                                                                 NASDAQ/NMS:AIRM

May 15, 2001


TO THE STOCKHOLDERS OF AIR METHODS CORPORATION:

You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Air Methods Corporation to be held on Wednesday, June 27, 2001, at the Company's corporate offices, 7301 South Peoria Street, in Englewood, Colorado, at 1:30 p.m., Mountain Daylight Savings Time.

The purpose of the Annual Meeting is to consider and vote upon the election of Messrs. George W. Belsey, Major General Carl H. McNair, Jr. (Retired), and Donald R. Segner to Class I directorships. We will allow time at the meeting to review fiscal year 2000 accomplishments and goals for the future.

Attached is the Notice of Annual Meeting and Proxy Statement which we request you read carefully. A Proxy is also enclosed and is accompanied by the 2000 Annual Report.

Our record-date stockholders who directly hold a stock certificate, may vote shares electronically or telephonically through our transfer agent, American Stock Transfer and Trust Company, via the internet address WWW.VOTEPROXY.COM or
                                                            -----------------
by telephoning 1-800-PROXIES. Stockholders whose shares are held in an account with a broker-dealer may have one or both options, dependent upon that broker-dealer's technology. If you have access to alternative voting methods, you will find instructions printed on the enclosed Proxy. Proxies not containing such instructions must be voted by mail. Please respond promptly to the Proxy regardless of which voting method you use. Attendees of the Annual Meeting may vote their shares personally whether or not the Proxy is previously submitted.

Thank  you  for  your  consideration.

FOR  THE  BOARD  OF  DIRECTORS,


George  W.  Belsey
Chairman  of  the  Board


PLEASE RESPOND PROMPTLY TO THE ENCLOSED PROXY TO ENSURE THAT YOUR SHARES ARE VOTED. IF RESPONDING BY REGULAR MAIL, PLEASE VERIFY THE PROXY IS SIGNED AND DATED. A BUSINESS REPLY ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF YOU MAIL THIS PROXY ANYWHERE IN THE UNITED STATES.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Air Methods
--------------------------------------------------------------------------------
                       The Exclusive Airborne Health Care Company. . .Since 1980

                                                         Air Methods Corporation
                                                       Denver/Centennial Airport
                                                                 NASDAQ/NMS:AIRM

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 27, 2001



TO  THE  STOCKHOLDERS  OF  AIR  METHODS  CORPORATION:

The 2001 Annual Meeting of Stockholders of Air Methods Corporation, a Delaware corporation (the "Company"), will be held at the Company's principal executive offices, 7301 South Peoria Street, in Englewood, Colorado, at 1:30 p.m., Mountain Daylight Savings Time, on Wednesday, June 27, 2001, for the purpose of considering and voting upon the following:

1. To elect three directors, Messrs. George W. Belsey, Major General Carl H. McNair, Jr. (Retired), and Donald R. Segner to Class I directorships of the Company to serve until the Annual Meeting of Stockholders in the year 2004;

2. Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors of the Company has fixed the close of business on Friday, April 27, 2001 as the Record Date for the determination of stockholders entitled to notice of and to vote at this meeting. The Company's list of registered stockholders will be available at the Company's corporate office commencing Monday, June 25, 2001, for review by interested parties. The list will also be available at the Annual Meeting, and all stockholders are cordially invited to attend the meeting.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS:



Aaron  D.  Todd
Secretary

May  15,  2001
Englewood,  Colorado

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 27, 2001


                     SOLICITATION AND REVOCATION OF PROXIES

     This statement is furnished in connection with a solicitation of Proxies by the Board of Directors of Air Methods Corporation (the "Company") for use at the 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, June 27, 2001, 1:30 p.m. Mountain Daylight Savings Time, 7301 South Peoria Street, in Englewood, Colorado. Proxies so given may be revoked at any time before being voted by submitting a written revocation, together with valid identification, to the Secretary of the Company, by executing another valid Proxy bearing a later date, or by attending the meeting and voting in person.

     Properly executed and dated Proxies received by 1:30 p.m. on June 27, 2001 will be voted in accordance with the instructions therein. If no instructions are given, the shares represented by the Proxy will be voted FOR the election of Messrs. George W. Belsey, Carl H. McNair and Donald R. Segner., nominees for Class I directors, and FOR approval of all other proposals. The persons named as Proxies will have discretionary authority to vote all Proxies with respect to additional matters that are presented properly for action at the Annual Meeting. The approximate date of mailing these Proxy materials is May 15, 2001.

     The Company intends to request banks, brokerage houses, custodians, nominees and other fiduciaries to forward copies of these Proxy materials to those persons for whom they hold shares. In addition to solicitation by mail, certain officers and employees of the Company, who will receive no compensation for their services other than their regular salaries, may solicit Proxies in person or by telephone, electronic mail, or facsimile transmission. The cost of preparing, assembling, mailing, and soliciting Proxies and other miscellaneous expenses related thereto will be borne by the Company.

                                  VOTING RIGHTS

     Only holders of shares of the Company's Common Stock, par value $.06 per share ("Common Stock"), at the close of business on April 27, 2001, the Record Date determined by the Board of Directors, may vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 8,393,023 shares of Common Stock. Each share of Common Stock is entitled to one vote on the matters listed in the Notice of Annual Meeting. There is no cumulative voting in the election of directors. A quorum of one-third of the shares outstanding and entitled to vote is required to vote on matters before the Annual Meeting. A majority of the votes present in person or by Proxy is required to approve all matters brought before the stockholders. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes are not tabulated for any purpose in determining whether a proposal has been approved.

                                 ANNUAL REPORT

     The Company is also mailing with this Proxy Statement its Annual Report to Stockholders for the year ended December 31, 2000, which includes financial statements as filed with the Securities and Exchange Commission on Form 10-K for the same period. The Annual Report does not constitute a part of the proxy soliciting material. THE COMPANY WILL FURNISH A COPY OF THE FORM 10-K TO ANY STOCKHOLDER FREE OF CHARGE, AND WILL FURNISH A COPY OF ANY EXHIBIT TO THE FORM 10-K UPON PAYMENT OF THE COMPANY'S REASONABLE EXPENSES IN FURNISHING SUCH EXHIBIT(S). INTERESTED PARTIES MAY REQUEST A COPY OF THE FORM 10-K OR ANY EXHIBIT THERETO FROM THE SECRETARY OF THE COMPANY AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES, 7301 SOUTH PEORIA STREET, ENGLEWOOD, COLORADO 80112.

                              ELECTION OF DIRECTORS

     The Company's Board of Directors is currently comprised of eight directors, divided among three classes, with four directors in Class I, two directors in Class II, and two directors in Class III. Class I directors' terms will expire at the 2001 Annual Meeting of Stockholders to be held on June 27, 2001; Class II directors hold office for a term expiring at the 2002 Annual Meeting of Stockholders; and the Class III directors hold office for a term expiring at the 2003 Annual Meeting of Stockholders.

     During fiscal 2000, nine of the authorized eleven Board positions were filled. Effective November 2000 Mr. Roy Morgan resigned his position with the Board of Directors thereby decreasing the number of Class II directors from three to two and decreasing the number of directors to eight. The Board is currently evaluating the desirability of filling the vacancy but has not yet made a final determination.

     The nominees for election as directors to Class I to serve for a three-year term expiring at the 2004 Annual Meeting of Stockholders are Messrs. George W. Belsey, Major General Carl H. McNair, Jr. (Retired), and Donald R. Segner. Unless voted otherwise, all shares represented by a Proxy given pursuant to this solicitation will be voted FOR the election of Messrs. Belsey, McNair and Segner., to serve as Class I directors. See "Directors and Executive Officers" for biographical information for each director nominee.

                        THE BOARD OF DIRECTORS RECOMMENDS
                    A VOTE IN FAVOR OF THE DIRECTOR NOMINEES.



                        DIRECTORS AND EXECUTIVE OFFICERS

     Summary information concerning the Company's directors and executive officers is set forth below:

                                                                                         CLASS/YEAR
                                                                                          TERM  AS
                                                                                          DIRECTOR
NAME                           AGE    POSITION                                           EXPIRES (1)
----                           ---    --------                                           -----------
George W. Belsey                  61  Chairman of the Board and Chief Executive Officer  I/2001  *
Ralph J. Bernstein                42  Director                                           III/2003
Samuel H. Gray                    63  Director                                           II/2002
MG Carl H. McNair, Jr. (Ret.)     66  Director                                           I/2001  *
Lowell D. Miller, Ph.D.           67  Director                                           III/2003
Donald R. Segner                  74  Vice-Chairman of the Board                         I/2001  *
Morad Tahbaz                      45  Director                                           II/2002
David Dolstein                    52  President, Mercy Air Service, Inc.                 N/A
Neil Hughes                       42  Vice President, Air Medical Services               N/A
Michael G. Prieto                 45  Vice President, Products Division                  N/A
Aaron D. Todd                     39  Secretary, Treasurer and Chief Financial Officer   N/A

____________________

*    Director  Nominee
(1) Refers to the calendar year in which the annual meeting of stockholders is contemplated to be held and at which the term of the pertinent director class shall expire.

     MR. GEORGE W. BELSEY was elected Chief Executive Officer effective June 1, 1994, and has served as Chairman of the Company's Board of Directors since April 1994, having been appointed a director of the Company in December 1992. From February 1992 to June 1994, Mr. Belsey served as Executive Vice President, Professional Affairs, and the Chief Operating Officer of the American Hospital Association, a large national trade association and advocacy group for hospitals and health care organizations, where he was responsible for the association's activities relating to hospital operations, including medical staff affairs, nursing, health manpower, quality of care programs and hospital governance. Prior to joining the American Hospital Association, Mr. Belsey served as Chief Executive Officer and Executive Director of the University of Utah Hospital and Clinics, Salt Lake City, Utah (one of the Company's hospital customers) from March 1989 to February 1992 and was Chief Operating Officer from December 1983 to March 1989. He is a former Vice President of Northwestern Memorial Hospital, Chicago, and has held administrative positions at Rush-Presbyterian-St. Luke's Medical Center, Chicago, and MacNeal Memorial Hospital, Berwyn, IL. He received his Bachelor's Degree in Economics from DePauw University in Greencastle, Indiana, and holds a Master's Degree in Business Administration from George Washington University, Washington, D.C.

     MR. RALPH J. BERNSTEIN became a Director of the Company in February 1994. Mr. Bernstein is a co-founder and General Partner of Americas Partners, an investment and venture capital firm, and, since 1981 has been responsible for the acquisition, renovation, development and financing of several million square feet of commercial space. Mr. Bernstein started his career in agribusiness with a large European multi-national trading and real estate development company, where he was later responsible for that company's U.S. real estate activities. He holds a Bachelor of Arts Degree in Economics from the University of California at Davis.

     MR. SAMUEL H. GRAY was appointed as a director of the Company in March 1991. Since 1989, he has been Chief Executive Officer of The Morris Consulting Group, Inc., a health care industry consulting firm. From 1983 to 1989, Mr. Gray served as President and Chief Executive Officer of Kalipharma, Inc., a multi-source pharmaceutical company. From 1975 to 1983, Mr. Gray served as Executive Vice President of Sales and Marketing for G.D. Searle and Company, Inc. ("Searle") where he was responsible for pharmaceutical marketing, the consumer products division of Searle, and Searle-Canada, Ltd. In addition, his responsibilities included distribution, customer service, clinical research management, licensing and acquisitions, public relations and worldwide strategic marketing planning. He has served as a director of Searle; Searle Canada, Ltd.; Kalipharma; Kali-Duphar, Inc.; and the National Association of Pharmaceutical Manufacturers. He is a past member of the National Wholesale Druggist Association's Industry Advisory Committee and has served on the Advisory Board of Pharmaceutical Executive magazine. In 1959, Mr. Gray received a Bachelor of Science Degree from the University of Florida.

     MAJOR GENERAL CARL H. MCNAIR, JR. (RET.) was appointed to the Board of Directors in March 1996 as a Class I director. In April 1999, General McNair retired from his position as Corporate Vice President and President, Enterprise Management, for DynCorp, a technical and professional services company headquartered in Reston, Virginia, where he was responsible for the company's core businesses in facility management, marine operations, test and evaluation, administration and security, and biotechnology and health services. He currently serves as Special Assistant to the President for government relations. From 1987 to 1990, General McNair was Vice President, Army Programs, with Burdeshaw Associates, Ltd., a professional services firm in Bethesda, Maryland. For more than 32 years he served the United States Army in Research and Development, Infantry, and Army Aviation in both command and staff positions, including Deputy for Aviation to the Assistant Secretary of the Army (Research,
Development and Acquisition), Aviation Officer, U.S. Army, and Commanding General, U.S. Army Aviation Center. Achieving the rank of Major General, he culminated his military career in 1987 as Chief of Staff, U.S. Army Training and Doctrine Command, Fort Monroe, Virginia. A Master Aviator with commercial, fixed wing, rotary wing, and multi-engine instructor ratings, his aerial combat service spanned six campaigns in the Republic of Vietnam during which he accrued over 1,500 combat flying hours serving as Commander to both an Assault Helicopter Company and a Combat Aviation Battalion. General McNair's academic credentials include a Bachelor of Science Degree in Engineering from the U. S. Military Academy at West Point, and both a Bachelor Degree and Master's Degree in Aerospace Engineering from Georgia Institute of Technology as well as a Master of Science Degree in Public Administration from Shippensburg University. For academic achievement in aerospace, McNair was elected to Sigma Gamma Tau, a national honorary engineering fraternity.

     DR. LOWELL D. MILLER was named a director of the Company in June 1990. Since 1989, Dr. Miller has been involved with various scientific endeavors including a pharmaceutical consulting business. From 1973 to 1989, Dr. Miller was employed by Marion Laboratories, Inc. ("Marion"), serving as Senior Vice President - Research and Development (1987 - 1989), Vice President - Research and Development (1977-1987), and Director of Scientific Affairs (1973-1977). Until his retirement in late 1989, Dr. Miller was responsible for all research, development and process development functions, new product opportunities and management of clinical trials and regulatory affairs, and served as Marion's Chief Scientist. He also served as a member of Marion's Board of Directors from

November 1981 to November 1982 and as an Advisory Director from November 1982 to November 1983. The University of Missouri awarded Dr. Miller a Bachelor of Science Degree in 1957 as well as a Master's Degree in Biochemistry in 1958 and Biochemistry Doctorate Degree in 1960. Dr. Miller has been named Alumnus of the Year by the University of Missouri in Columbia, Missouri.

     MR. DONALD R. SEGNER has served as a director of the Company since February 1992 and as Vice Chairman since April 1994. Mr. Segner has over 55 years of aviation and transportation related experience in diversified positions involving operational, flight testing, aircraft design and development and senior managerial responsibilities. Entering the military service in 1943, he was commissioned in the U.S. Marine Corps as a Naval Aviator in 1946. He served in combat in Korea and later as a military test pilot. Mr. Segner accumulated over 7,000 flight hours in over 150 types and models of aircraft. After entering private industry in 1962, Mr. Segner served as Chief Test Pilot, Manager of Advance Design and Program Manager of a major aerospace firm. In April 1981, Mr. Segner was appointed by President Reagan to the Federal Aviation Administration (FAA) as an Associate Administrator. With the advent of the Air Traffic Controller's strike in September 1981, he was given the additional responsibilities to develop, direct and control the process of allocating airspace system use by all airlines and airspace system users. Following the destruction of Korean Airline Flight 007 in 1983, he was further assigned to the White House to head the investigation of the KAL 007 shoot down and to act as Chief Delegate for the U.S.A. to the United Nations International Civil Aviation Organization (ICAO) on this matter. Later he was assigned as the United States, Chief of Delegation, by the Secretary of State, to negotiate an agreement, among the U.S.A., USSR and Japanese governments, to improve and implement future air travel safety along the North Pacific air routes. Mr. Segner has served as a director on the Board of several aviation corporations, as an advisor to NASA, and on the Advisory Board to the University of Southern California Institute of Systems and Safety Management. He is a past president of the Society of Experimental Test Pilots. Undergraduate education was received at the University of the Pacific. Graduate work was performed at the U.S. Naval Post Graduate
School, Monterey (Aero) and the University of Southern California School of Business. He is a graduate of the U.S. Navy Test Pilot School. Mr. Segner has received numerous awards recognizing his contributions to the aviation community, including the AIAA's Octave Chanute Award, the SETP's Kincheloe Award, FAA Administrator's Award, the FAA Superior Achievement Gold Medal, and the Distinguished Flying Cross for valor in combat. Mr. Segner is a Fellow in the Society of Experimental Test Pilots.

     MR. MORAD TAHBAZ was elected to the Board of Directors in February 1994. He is a co-founder and General Partner of Americas Partners, an investment and venture capital firm. Mr. Tahbaz serves as a Managing Director of Americas Tower Partners, the developer of Americas Tower, a one million square foot, 50-story office tower in New York City. Since 1983, Mr. Tahbaz has also served as Senior Vice President of The New York Land Company, a real estate acquisitions and development firm. From 1980 to 1982, he was the Project Manager for Colonial Seaboard, Inc., a residential development company in New Jersey. Mr. Tahbaz received his Bachelor's Degree in Philosophy and Fine Arts from Colgate University and attended the Institute for Architecture and Urban Studies in New York City. He holds a Master's Degree in Business Administration from Columbia University Graduate School of Business. Mr. Tahbaz lectured on real estate development and finance at the Columbia Graduate School of Business from 1984 to 1988.

     MR. DAVID L. DOLSTEIN joined the Company with the July 1997 acquisition of the wholly owned subsidiary, Mercy Air Service, Inc. Mr. Dolstein's position as President of Mercy Air Service is a continuation of his responsibilities preceding the acquisition. Previous experience includes Executive Vice President, Mercy Air Service, from January 1995 to December 1996. Before Mercy Air Service, Rocky Mountain Helicopters, Inc. employed Mr. Dolstein in their Air Medical Division from January 1981 through December of 1994. Positions included:
Executive Director; Vice President, Director of Marketing; Associate Director; Regional Manager and Air Medical Pilot. Mr. Dolstein received a Bachelor of Science degree in 1974 from Central Missouri State University with postgraduate studies in industrial safety. His aviation background includes employment as a pilot by Bell Helicopter International's Training Command, Isfahan, Iran (1975 to 1979) and United States Army Aviation (1967 to 1975).

     MR. NEIL M. HUGHES was named Vice President of the Company's Air Medical Services Division in April 2000, and has served as Director of Operations since August 1998. Since 1992, Mr. Hughes has served Air Methods in several other positions including Line Pilot, Area Manager, Training Captain/Check Airman and Operations Manager. Prior to joining Air Methods, Mr. Hughes was a commercial helicopter pilot and for sixteen years served in a number of capacities as an officer and aviator in the Royal Navy. Mr. Hughes has 21 years of aviation management experience and holds pilot certificates including Airline Transport Pilot, Certified Flight Instructor and Helicopter Instrument Instructor. Mr. Hughes has a Bachelor's Degree in International Affairs and is a graduate of the Royal Naval College, Dartmouth, England.

     MR. MICHAEL G. PRIETO was named Vice President of Engineering & Manufacturing of the Company in January 1994 and subsequently Vice President of the Products Division in June 1994. From 1988 to 1994, Mr. Prieto served in various roles with General Dynamics/Lockheed Corp. but primarily as Manager of Manufacturing Engineering for the F-16 Fighter program. From 1977 to 1988, he was employed by John Deere Co. with management roles in engineering, manufacturing, and marketing. Mr. Prieto received a Bachelor of Science degree in 1977 from the University of Missouri. Mr. Prieto is a member of the American Society of Mechanical Engineers, the Society of Manufacturing Engineers, the American Production and Inventory Control Society, the American Management Association, and the National Management Association.

     MR. AARON D. TODD joined the Company as Chief Financial Officer in July of 1995 and was appointed Secretary and Treasurer during that same year. From 1994 to 1995, Mr. Todd served as Vice President of Finance of Centennial Media Corporation, a Colorado publishing company, where he was responsible for all financial and accounting functions. From 1986 to 1994, Mr. Todd was employed by KPMG Peat Marwick (now KPMG, L.L.P.), a certified public accounting firm, in Denver, Colorado. Six of those years included serving on the Company's account in various capacities, including Senior Manager. Mr. Todd holds a Bachelor of Science Degree in Accounting from Brigham Young University.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 2000, the Board of Directors held three meetings. Except for Mr. Dalton, whose term expires at the 2001 Annual Meeting, each director attended at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings of committees on which he served during 2000. The Board of Directors has established an Audit Committee; Mergers and Acquisitions Committee; Compensation/Stock Option Committee; and a Nominating Committee.

     AUDIT COMMITTEE. The members of the Audit Committee are elected annually by the Board of Directors. The current members of the Audit Committee are Messrs. McNair (chairman), Bernstein, and Segner. In addition to numerous communications and telephonic conferencing, this Committee formally met three times during 2000.

AUDIT  COMMITTEE  REPORT

     By direction of the Board of Directors and in accordance with the Committee's Charter , the Audit Committee is responsible for providing oversight and review of the Company's accounting and financial functions and its financial reporting process in consultation with the Company's independent and internal auditors. Members of the Committee are comprised of three members of the Board of Directors who qualify as being "independent" in accordance with Rule 4200(a)(14) of the NASD listing standards. The Committee operates under a Charter, adopted by the Board of Directors on June 12, 2000 (attached Schedule
A).

     The Audit Committee reviewed and discussed the interim financial information contained in each quarterly earnings announcement and the audited financial statements for fiscal year 2000 with the Company's executive officers. The Audit Committee also reviewed and discussed the interim financial information contained in each quarterly earnings announcement with KPMG, L.L.P. and met telephonically with Air Methods Corporation's independent auditors from KPMG, L.L.P. at 10:00 a.m. (MST), Thursday, March 29, 2001 to review and discuss the Company's audited financial statements for fiscal year 2000. The Committee discussed with KPMG, L.L.P. matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, and No. 90, Audit Committee's communications, as modified or supplemented by the Auditing Standards Board of the American Institute of Certified Public Accountants. Inclusive in the discussion with the independent auditors were: (A) methods used to account for significant, unusual transactions; (B) the effect of any significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (C) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (D) whether there were any disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and disclosures in the financial statements. There were no disagreements with management, and the Audit Committee is satisfied that the audit is complete and the financial statements and associated information are a fair and faithful representation of the financial position of the corporation.

     The Committee received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, setting forth all relationships between the auditor and its related entities and the Company and its related entities that, in the auditor's professional judgment, may reasonably be thought to bear on independence and confirming that, in the auditor's professional judgment, it is independent of the Company. The Committee has discussed such independence with KPMG, L.L.P., considered whether the auditor's provision for non-audit service is compatible with independence and concluded that the services rendered to the Company by its auditors are compatible with maintaining the principal account's independence.

     Based upon our review and discussions outlined above, the Audit Committee, as of March 31, 2001, has taken the following actions: (1) recommended to the Board of Directors that the audit be approved and the audited financial statements be included in the Company's December 31, 2000 Annual Report on Form 10-K; (2) reviewed the Audit Committee Charter and has determined that no changes to the Charter are necessary at this time; (3) the Committee has selected and approved KPMG, L.L.P. as the Air Methods Corporation independent auditor for the fiscal year 2001.

                                             By  the  Audit  Committee:

                                             Carl H. McNair, Jr. (Chair)
                                             Donald  R.  Segner
                                             Ralph  J.  Bernstein

     MERGERS  AND  ACQUISITIONS  COMMITTEE.  The  members  of  the  Mergers  and
Acquisitions  Committee  are  Messrs.  Tahbaz  (chairman)  and R. Bernstein. The
Committee held two formal meetings in 2000, though substantial Committee business was conducted via conference calls and written communiqu s. The Mergers and Acquisitions Committee reviews and recommends new business proposals, including joint ventures and proposed acquisitions.

     COMPENSATION/STOCK OPTION COMMITTEE. Dr. Miller (chairman) and Mr. Gray comprise the Compensation/Stock Option Committee. The Compensation/Stock Option Committee, which met two times in 2000, is responsible for making recommendations to the Board regarding compensation matters.

     NOMINATING COMMITTEE. The Nominating Committee, met once in 2000. Members of this committee are Messrs. Segner (chairman) and Tahbaz. The Nominating Committee provides committee membership recommendations to the Board, along with changes to those committees, and considers nominations to the Board from stockholders. Nominations for director may be made by any stockholder entitled to vote in the election of directors generally, but only if written notice of such stockholder's intent to make such nomination has been given to the Secretary of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice must set forth the following: (a) the name and address of the stockholder intending to make the nomination and of the person or persons to be nominated; (b) representation that the stockholder is a holder of record of stock of the Company entitled to vote and intends to appear in person or by proxy at the meeting to make such nomination; (c) a description of all arrangements or understandings between the stockholder and the nominee and any other person pursuant to which the nomination is to be made by the stockholder; (d) such other information regarding the nominee required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange
Commission; and (e) the consent of the nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

                              DIRECTOR COMPENSATION

     The Company has adopted compensation and incentive benefit plans to enhance its ability to continue to attract, retain and motivate qualified persons to serve as directors of the Company. It is the Company's policy to pay its non-employee directors an annual retainer of $8,000, plus $800 for each Board meeting attended, $500 for each telephonic meeting, and $500 for each Board committee meeting attended (with committee chairpersons receiving $750). Each non-employee director may elect to receive shares of Common Stock in lieu of cash payments pursuant to the Company's Equity Compensation Plan for Non-employee Directors (discussed below). The Company also reimburses its non-employee directors for their reasonable expenses incurred in attending Board and committee meetings. Board members who are also officers do not receive any separate compensation or fees for attending Board or committee meetings.

The Non-employee Director Stock Option Plan (the "Director Option Plan") provides for option grants based upon the number of years that the non-employee director has served on the Board. A year of service is defined as a fiscal year of the Company during which the non-employee director served on the Board for the entire fiscal year. On the final day of each fiscal year, each non-employee director in office on such date receives a five-year Option to purchase 5,000 shares, exercisable at the then-current fair market value of the Company's Common Stock, providing the director served on the Board for the entire preceding fiscal year. An aggregate of 300,000 shares of Common Stock are authorized for issuance to non-employee directors under the Director Option Plan. As of April 27, 2001, options to purchase a total of 185,000 shares of Common Stock were outstanding under the Director Option Plan.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the cash compensation paid by the Company in 2000 to the Chief Executive Officer and each of the other executive officers whose annual salary and bonus for 2000 exceeded $100,000. The table shows compensation received during 1998, 1999, and 2000.

                                  ANNUAL COMPENSATION             LONG TERM COMPENSATION
                               ---------------------------  ---------------------------------
                                                            SECURITIES
                                                            UNDERLYING        ALL OTHER
NAME AND POSITION              YEAR  SALARY ($)  BONUS ($)  OPTIONS (#)  COMPENSATION ($)(1)
-----------------              ----  ----------  ---------  -----------  --------------------
                                                                     --
George W. Belsey               2000    227,374          --           --             9,665
     Chairman and Chief        1999    190,000      47,500      250,000             4,750
     Executive Officer         1998    189,999          --           --             4,750

David L. Dolstein              2000    161,555          --           --             3,618
     President, Mercy Air      1999    135,000      27,000       75,000             3,375
     Service, Inc.             1998    135,000          --           --             2,696
                                                        --
Neil M. Hughes                 2000    146,000(2)       --           --             6,249
     Vice-President, Flight      --                     --           --
     Services Division           --                     --           --

Michael G. Prieto              2000    161,555          --           --             7,287 (3)
     Vice-President, Products  1999    135,000      27,000       75,000             3,375
     Division                  1998    135,000          --           --             3,317

Aaron D. Todd                  2000    173,247          --           --             7,393
     Chief Financial Officer   1999    135,000      27,000       75,000             3,375
     Secretary and Treasurer   1998    135,000          --           --             3,375

(1)  Consists  of  employer  matching  contributions  under the Company's 401(k) Plan unless otherwise  noted..
(2)  Mr.  Hughes  began  his  appointment  as an executive officer with the Company in April
     2000.
(3)  Includes  $420  cash  in  lieu  of  employer  health  insurance.

EMPLOYMENT  AGREEMENTS

     In June 1994, the Company entered into an Employment Agreement with Mr. Belsey for an initial term of five years, subject to successive one-year extensions by written agreement of both parties. The Agreement may be terminated by either party without cause upon 30 days' written notice and provides for a severance payment equal to one year's base salary in the event of termination by the Company without cause. During the term of employment and for a period of one year following the termination of employment with the Company, Mr. Belsey may not engage in any business which competes with the Company anywhere in the United States.

     The Company entered into an Employment Agreement with Mr. Dolstein effective July 1997, for an initial term of one year, subject to successive one-year extensions. The Agreement may be terminated by either party without cause upon 30 days' written notice. In the event of termination by the Company other than for cause, the Agreement provides for a severance payment to Mr. Dolstein at his then current salary payable at the Company's regular payment intervals for a period of one year following termination. During the term of employment and for a period of one year following termination of employment with the Company, Mr. Dolstein may not engage in any business which competes with the Company anywhere in the United States.

     In April 2000, the Company entered into an Employment Agreement with Mr. Neil M. Hughes for an initial term of one year and providing for successive one-year extension periods commencing April 1 of each calendar year. The Agreement may be terminated by either party without Cause provided written notice is delivered on or before February 1 prior to any renewal date. As of April 2001, this Agreement is extended until April 2002. The Agreement provides for a severance payment equal to one year's base salary in the event of termination by the Company without Cause. Provisional to a non-compete covenant of the Agreement, during his term of employment and for a period of two years following the termination of employment with the Company, Mr. Hughes may not engage in any business which competes with the Company anywhere in the United States.

     Effective December 1, 1993, the Company entered into an Employment Agreement with Mr. Prieto for an initial term of one year, subject to successive one-year extensions by written agreement of both parties. The Agreement may be terminated by either party without cause upon 90 days' written notice and provides for a severance payment in the event of termination by the Company without cause equal to the balance of Mr. Prieto's salary due for the year of any such termination. During the term of employment and for a period of two years following the termination of employment with the Company, Mr. Prieto may not engage in any business which competes with the Company anywhere in the United States.

     The Company entered into an Employment Agreement with Mr. Todd effective July 10, 1995 for an initial term of one year, subject to successive one-year extensions. The Agreement may be terminated by either party without cause upon 90 days' written notice. In the event of termination by the Company other than for cause, the Agreement provides for a severance payment to Mr. Todd, payable at the Company's regular payment intervals and at Mr. Todd's then current salary for a period of one year following any such termination. During the term of employment and for a period of two years following termination of employment with the Company, Mr. Todd may not engage in any business which competes with the Company anywhere in the United States.

STOCK  OPTIONS

     The Company has a Stock Option Plan (the "Employee Option Plan"), in which all full-time employees, directors and consultants of the Company are eligible to participate. As of April 27, 2001, options to purchase a total of 1,355,684 shares were outstanding under the plan. The Employee Option Plan currently authorizes the grant of options to purchase an aggregate of 3,500,000 shares of Common Stock. The Employee Option Plan provides for the grant of incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-incentive stock options, stock appreciation rights and supplemental bonuses.

     During fiscal year 2000, no option grants were awarded for herein named executive officers.

     The following table presents for fiscal year 2000 certain information regarding stock options held by the named executive officers.

                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                      NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                          SHARES                                     UNDERLYING UNEXERCISED            IN-THE-MONEY
                         ACQUIRED                  VALUE             OPTIONS AT FY-END (#)        OPTIONS AT FY-END ($)
NAME                  ON EXERCISE (#)          REALIZED ($)        EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
-----------------  ---------------------  -----------------------  --------------------------  ----------------------------
George W. Belsey                   9,425                   40,650               250,000/  -0-                 218,750/  -0-
David L. Dolstein                     --                       --               125,000/  -0-                 132,775/  -0-
Neil M. Hughes                        --                       --                12,833/2,667                     997/  499
Michael G. Prieto                 17,500                   30,625                75,000/  -0-                  89,025/  -0-
Aaron D. Todd                      7,520                   32,434               105,000/  -0-                 119,025/  -0-

(1)     Amounts  represent  the  fair  market value of the underlying Common Stock at December 29, 2001 of $3.875 per share less  the  exercise  price.


COMPENSATION  COMMITTEE  REPORT

     The Compensation/Stock Option Committee (the "Committee") is responsible for recommending and administering the Company's guidelines governing employee compensation. The Committee evaluates the performance of management, recommends compensation policies and levels, and makes recommendations concerning salaries and incentive compensation.

     COMPENSATION PHILOSOPHY. The Company's executive compensation program is designed to attract and retain executives capable of leading the Company to meet its business and development objectives and to motivate them to actions which will have the effect of increasing the long-term value of stockholder investment in the Company. The Committee considers a variety of factors, both qualitative and quantitative, in evaluating the Company's executive officers and making compensation decisions. These factors include the compensation paid by comparable companies to individuals in comparable positions, the individual contributions of each officer to the Company, and most important, the progress of the Company towards its long-term objectives. At this point in the Company's development, objectives against which executive performance is gauged include the addition and retention of aeromedical service contracts, growth of its independent services model and Products Division, and the securing of necessary capital and financing to fund business expansion. Annual compensation for the Company's executive officers for 2000 consisted of base salary and year-end bonus.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. Mr. Belsey assumed the Office of Chairman and Chief Executive Officer of the Company on June 1, 1994. In determining the compensation to be awarded to Mr. Belsey for his services to the Company, the Committee considered salaries paid to chief executive officers at competitive companies and the base salary initially set for Mr. Belsey in his employment agreement.

     BASE SALARY. The base salary for each executive officer, including the Chief Executive Officer, was established initially by the Committee pursuant to written employment agreements. Base salaries are reviewed annually by the Committee and adjusted based on the Committee's review of salaries paid to executives at competitive companies, the particular executive officer's performance and length of time in a certain position and the Company's financial condition and overall performance and profitability.

     The Committee recognized competitive market issues concerning the position of the chief financial officer. In addressing these issues, together with recognition of significant accomplishments and added time demands consequential to the Company's April 2000 acquisition of ARCH Air Medical Service, Inc., the Committee acted to increase the salary of Aaron Todd to $200,000 per year effective September 1, 2000.

     SECTION 162(M) COMPLIANCE. Under Section 162(m) of the Code, federal income tax deductions of publicly traded companies may be limited to the extent total compensation (including base salary, annual bonus, restricted stock awards, stock option exercises and non-qualified benefits) for certain executive officers exceeds $1 million in any one year. The Committee intends to design the Company's compensation programs so that the total compensation paid to any employee will not exceed $1 million in any one year.


                         Lowell  D.  Miller,  Ph.D.,  Chairman
                         Samuel  H.  Gray
                         Members of the Compensation/Stock Option Committee

STOCK  PERFORMANCE  GRAPH

     The following graph compares the Company's cumulative total stockholder return for the period from December 31, 1996 through December 31, 2000 against the Standard & Poors 500 ("S&P 500") index and "peer group" companies in industries similar to those of the Company. The S&P 500 is a widely used composite index reflecting the returns of five hundred publicly traded companies in a variety of industries. Peer Group Index returns reflect the transfer of the value on that date of the initial $100 investment into a peer group consisting of all publicly traded companies in SIC Group 4522: "Non-scheduled Air Transport." The Company believes that this Peer Group is its most appropriate peer group for stock comparison purposes due to the limited number of publicly traded companies engaged in medical air or ground transport and because this Peer Group contains a number of companies with capital costs and operating constraints similar to those of the Company.

                            ANNUAL RETURN PERCENTAGE

                                                 YEARS ENDING DECEMBER

COMPANY NAME / INDEX                      1996    1997    1998    1999    2000
--------------------------------------------------------------------------------
AIR METHODS CORP                         -16.67   30.00  -17.31   16.28   24.00
S&P 500 INDEX                             22.96   33.36   28.58   21.04   -9.10
PEER GROUP                                77.08  -11.70   -2.87   -4.14    4.34


                                INDEXED RETURNS

                                 BASE           YEARS ENDING DECEMBER
                                PERIOD
COMPANY NAME / INDEX           DEC-1995   1996    1997    1998    1999    2000
--------------------------------------------------------------------------------
AIR METHODS CORP                  100     83.33  108.33   89.58  104.17  129.17
S&P 500 INDEX                     100    122.96  163.98  210.85  255.21  231.98
PEER GROUP                        100    177.08  156.36  151.87  145.58  151.90

PEER GROUP (SIC = 4522)
--------------------------------------------------------------------------------
AIR METHODS CORP
ATLAS AIR WORLDWIDE HLDG INC
CHC HELICOPTER CORP  -CL A
CYBER-CARE INC
DIA MET MINERALS LTD  -CL B
FLIGHT INTERNATIONAL GROUP
KITTY HAWK INC
OFFSHORE LOGISTICS
PETROLEUM HELICOPTERS
WORLD AIRWAYS INC


                                [GRAPHIC OMITTED]

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth, as of April 27, 2001, the beneficial ownership of the Company's outstanding Common Stock: (i) by each person who owns of record (or is known by the Company to own beneficially) more than 5% of the Common Stock, (ii) by each director and named executive officer of the Company, and (iii) by all directors and executive officers as a group.

                                                                 Number      Percentage of
Name and Address                                                of Shares    Common Stock
------------------------------------------------------------  -------------  -------------
George W. Belsey                                                 265,125(1)            2.8
7301 South Peoria
Englewood, CO  80112

Ralph J. Bernstein                                               729,115(2)            7.7
77 E. 77th St.
New York, NY  10021

David L. Dolstein                                                134,174(3)            1.4
1670 Miro Way
Rialto, CA 92376

Samuel H. Gray                                                    35,000(4)              *
95 Madison Avenue
Morristown, NJ  07960

Neil M. Hughes                                                    13,034(5)              *
7301 South Peoria
Englewood, CO  80112

MG Carl H. McNair, Jr. (Ret.)                                     45,000(6)              *
2000 Edmund Halley Drive
Reston, VA.  22901

Lowell D. Miller, Ph.D.                                           67,361(7)              *
16940 Stonehaven
Belton, MO  64012

Michael G. Prieto                                                108,200(8)            1.1
7301 South Peoria
Englewood, CO  80112

Donald R. Segner                                                  48,113(9)              *
290 Arch Street
Laguna Beach, CA  92651

Morad Tahbaz                                                    181,170(10)            1.9
77 E. 77th St.
New York, NY  10021

Aaron D. Todd                                                   109,842(11)            1.2
7301 South Peoria
Englewood, CO  80112

All Directors and Executive Officers as a group (11 persons)  1,736,134(12)           18.4


                                       12

___________________
Joseph E. Bernstein                                             527,862(13)            5.6
77 E. 77th St.
New York, NY  10021

Dimensional Fund Advisors, Inc.                                 512,738(14)            5.4
1299 Ocean Ave.
11th Floor
Santa Monica, CA  90401


*     Less than one percent (1%) of Common Stock outstanding on April 27, 2001.

(1) Includes (i) 250,000 shares subject to stock options exercisable within 60 days; and (ii) 15,125 shares directly owned by George and Phyllis Belsey.
(2) Includes (i) 35,000 shares subject to stock options exercisable within 60 days; (ii) 80,000 shares issuable upon the exercise of warrants;
     (iii)538,615 shares directly owned; and (iv) 75,500 shares owned by Mr. Bernstein's spouse.
(3) Includes (i) 125,000 shares subject to stock options exercisable within 60 days; and (ii) 8,174 shares beneficially owned by Mr. Dolstein in the Company's 401(k) plan; and (iii) 1,000 shares directly owned.
(4)  Consists  of  shares  subject  to stock options exercisable within 60 days.
(5) Consists of 12,833 shares subject to stock options exercisable within 60 days and 201 shares directly owned.
(6)  Consists  of  shares  subject  to stock options exercisable within 60 days.
(7) Includes: (i) 17,361 shares owned by the Lowell D. Miller Trust as to which Dr. Miller has shared voting and investment power; and (ii) 50,000 shares subject to stock options exercisable within 60 days.
(8) Includes (i) 75,000 shares subject to stock options exercisable within 60 days; and (ii) 15,600 shares owned by Debra Prieto, Mr. Prieto's spouse; and (iii) 17,600 shares directly owned
(9) Includes 45,000 shares subject to stock options exercisable within 60 days and 3,113 shares held in a trust as to which Mr. Segner holds shared voting and investment power.
(10) Includes (i) 35,000 shares subject to stock options exercisable within 60 days; (ii) 40,000 shares issuable upon exercise of warrants; and (iii) 106,170 shares directly owned.
(11) Consists of (i) 105,000 shares subject to options exercisable within 60 days; (ii) 2,520 shares directly owned; and (ii) 2,322 shares beneficially owned by Mr. Todd in the Company's 401(k) plan.
(12) Includes aggregate 812,833 shares subject to stock options exercisable within 60 days and aggregate 200,000 shares issuable upon exercise of warrants.
___________________

(13) Includes (i) 30,862 shares directly owned; (ii) 80,000 shares issuable upon the exercise of warrants; (iii) 15,000 shares subject to stock options exercisable within 60 days; and (iv) 402,000 shares owned of record by the JB Trust as to which shares Mr. Bernstein exercises shared investment control.
(14) Per information on Schedule 13G filed with the SEC on or about February 2, 2001. Holdings are updated each calendar quarter and have not yet been received by the Company for first quarter, 2001.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Based on its review of the copies of reports filed and upon written representations, the Company believes that during 2000, executive officers, directors and ten percent stockholders of the Company were in compliance with their filing requirements under Section 16(a) of the Exchange Act of 1934, as amended, with the exception that Form 4 filings were submitted past the due date for the period of December 2000 for Mr. Belsey and for the period reporting June 2000 for Mr. Dolstein. A Form 5 submission is delinquent for Mr. Miller, a matter which will be rectified in the near future.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     KPMG, L.L.P., independent certified public accountants, audited the financial statements of the Company for the fiscal year ended December 31, 2000. Representatives of KPMG, L.L.P. will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. Current fiscal year appointment has been confirmed by the Audit Committee of the Board of Directors and is detailed herein in the Audit Committee Report.

AUDIT  FEES

     The aggregate fees of KPMG, L.L.P. for the audit of the Company's financial statements at and for the fiscal year ended December 31, 2000 and reviews of the Company's Quarterly Reports on Form 10-Q were $82,500, of which an aggregate of $75,000 was billed through December 31, 2000.

FINANCIAL  INFORMATION  SYSTEMS  AND  IMPLEMENTATION  FEES

     The  Company  incurred  no  fees  under this category for fiscal year 2000.

ALL  OTHER  INDEPENDENT  PUBLIC  ACCOUNTANT  FEES

     The aggregate fees for services other than those discussed above rendered by KPMG, L.L.P. to the Company for fiscal year ended December 31, 2000 were $35,200, of which $8,200 was billed through December 31, 2000.


                              STOCKHOLDER PROPOSALS

     Stockholders who intend to present proposals at the 2002 Annual Meeting of Stockholders, which the Company expects to hold in June 2002, must deliver proposals to the Company at its principal executive offices, Attention:
Corporate Secretary, by Tuesday, January 15, 2002, for inclusion in the proxy materials relating to that meeting. All proposals must comply with the applicable requirements of federal securities' laws and the Company's Bylaws.

     Shareholder proposals for the 2002 Annual Meeting of Stockholders submitted to the Company prior to March 30, 2002 may, at the discretion of the Company, be voted on at the 2002 Annual Meeting of Stockholders. All proposals received by the Company after March 30, 2002 will be considered untimely.


                                  OTHER MATTERS

     The Company knows of no business that will be presented for consideration at the Annual Meeting other than that described above. However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the enclosed Form of Proxy to vote the Proxies in respect of any such business in accordance with their best judgment.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS:


Aaron  D.  Todd,  Secretary

May  15,  2001
Englewood,  Colorado

                                      PROXY
                                      -----

                             AIR METHODS CORPORATION

                            7301 SOUTH PEORIA STREET
                           ENGLEWOOD, COLORADO  80112

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints George W. Belsey and Aaron D. Todd, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent, and to vote as designated on the reverse side, all the shares of Common Stock of Air Methods Corporation held of record by the undersigned on April 27, 2001 at the Annual Meeting of Stockholders to be held on June 27, 2001 or any adjournment or postponement thereof upon the following matters, as set forth in the Notice of said Meeting and Proxy Statement, dated May 15, 2001, copies of which have been received by the undersigned.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

The director-nominees below are proposed by the Board of Directors of Air Methods Corporation.


1.   ELECTION  OF  DIRECTORS:

     Nominees: George W. Belsey; Major General Carl H. McNair, Jr. (Retired); Donald R. Segner

               FOR          WITHHELD          ABSTAIN
               [_]            [_]                [_]


     For  all  nominees  except:

     [_] _________________________________

     To withhold authority to vote for any individual, check box and write such individual's name in the space provided.

2. In their discretion, the Proxies are authorized to vote upon such other matters as may be incidental to the conduct of the meeting.


                                      MARK HERE
                                     FOR ADDRESS       [_]
                                      CHANGE AND
                                     NOTE AT LEFT

                              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

                              PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF THE SHARES REPRESENTED BY THIS PROXY ARE HELD BY JOINT TENANTS, BOTH MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
                              TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF STOCKHOLDER IS A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF STOCKHOLDER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


Signature:________________  Date______  Signature:__________________  Date______

                             AIR METHODS CORPORATION

                         CHARTER OF THE AUDIT COMMITTEE

PURPOSE:

     The purpose of the Audit Committee (the COMMITTEE) of the Board of Directors (the BOARD) of Air Methods Corporation, a Delaware corporation (the COMPANY) shall be to make such inquiries and examinations as are necessary to monitor the corporate financial reporting, and the internal accounting controls, and the internal and external audits of the Company, to provide to the Board the results of its inquiries and examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require the Board's attention.

COMPOSITION:

     Except as discussed herein, the Committee shall be comprised of three or more "independent" members of the Board, each of whom is able to read and understand fundamental financial statements and at least one of whom has past employment experience in finance or accounting, is a certified accountant, or has other comparable experience, including a current or past position as chief executive, financial officer or other senior officer with financial oversight responsibilities. A member of the Board is independent only if he or she has no relationship to the Company that may interfere with the exercise of his or her independent judgment. The members of the Committee and its Chairman will be appointed by and serve at the discretion of the Board.

FUNCTIONS  AND  AUTHORITY:

     The operation of the Committee shall be subject to the Bylaws of the Company, as in effect from time to time, and Section 141 of the Delaware General Corporation Law. The Committee shall be obligated, and shall have the full power and authority, to carry out the following responsibilities:

     1. To recommend annually to the full Board the firm of certified public accountants to be employed by the Company as its independent auditors for the ensuing year.

     2. To receive a formal written statement from the Company's independent auditors delineating all relationships between the auditors and the Company.

     3. To review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore, and all other matters the Committee deems appropriate.

     4. To instruct the independent auditors that the independent auditors are accountable to the Board and the Committee as shareholder representatives, and that the Committee has a responsibility to select, evaluate, and where appropriate, replace the independent auditors.

     5. To have familiarity, through the individual efforts of its members, with the accounting and reporting principles and practices applied by the Company in preparing its financial statements, including, without limitation, the policies for recognition of revenues in financial statements.

     6. To inquire about the impact of and, if appropriate, review new and proposed releases and pronouncements by the Financial Accounting Standards Board
(FASB), the American Institute of Certified Public Accountants (AICPA) and the Securities and Exchange Commission (SEC) that may affect current or future financial statements or other disclosures in financial reports.

     7. To meet separately with management and the independent auditors, upon completion of their audit, to review and discuss the Company's financial results for the year, as reported in the Company's financial statements, or other disclosures, and any other items required to be communicated by the independent auditors to the audit committee.

     8. To provide a report in the Company's annual meeting proxy statement stipulating that the Committee has complied with its responsibilities under the Charter, including without limitation, whether the Committee has reviewed and discussed the Company's audited financial statements with the Company's management, whether the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K, and whether anything came to the attention of the Committee that caused the Committee to believe that the audited financial statements contain any materially misleading information or omit any material information.

     9. To instruct the independent auditors that the independent auditors shall perform a quarterly review and discuss the Company's financial results with the Committee and the Company's management in accordance with the "Meetings" requirements set forth below, prior to the filing of a Form 10-Q.

     10. To assist and interact with the independent auditors so that they may carry out their duties in the most efficient and cost effective manner.

     11. To evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information, and elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

     12. To review the Company's balance sheet, profit and loss statements and statements of cash flows and stockholders' equity for each interim period, and any changes in accounting policy that have occurred during the interim period.

     13. To review all professional services provided to the Company by its independent auditors and consider the possible effect of such services on the independence of such auditors.

     14. To consult with the independent auditors and discuss with Company management the scope and quality of internal accounting and financial reporting controls in effect.

     15. To determine, as regards to new transactions, or changes thereto, or events, the auditor's reasoning in concurring with the appropriateness of the accounting principles and disclosure practices adopted by management.

     16. To disclose in the Company's annual meeting proxy statement that the Committee has a written charter, and to file the Committee's current Charter at least once in each three years in the Company's annual meeting proxy statement.

     17.     To  review  and  update  the  Committee's  Charter  annually.

     18. To investigate, review and report to the Board the propriety and ethical implications of any transactions, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board or otherwise, between (a) the Company and (b) any employee, officer or member of the Board of the Company, or any affiliates of the foregoing.

     19. To perform such other functions and have such power as may be necessary or convenient in the efficient and lawful discharge of the foregoing.

MEETINGS:

     The Committee will hold regular meetings and reviews quarterly with additional meetings as the Chairman or Committee deems appropriate. Except for the close of the financial year report and audit, which will include the full Committee, other meetings for quarterly financial review may not warrant a full formal Committee Meeting. The Chairman may then elect to review the quarterly financial data by conference call with the independent auditors and the chief financial officer. The Chairman will then advise the balance of the Committee in writing of items discussed and potential issues raised, if any. Should it be determined by the Chairman or other Committee members that such items then warrant a full Committee Meeting, the Chairman may call same. The chief executive officer or chief accounting officer may attend any meeting of the Committee, except for executive sessions where his, her or their presence would be inappropriate, as determined by the Committee Chairman.

MINUTES  AND  REPORTS:

     Minutes of each meeting of the Committee shall be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee shall report to the Board on a periodic basis, but not less than semi-annually, or whenever so requested by the Board.

ADOPTION:

     This Charter was submitted by the full Audit Committee and duly approved by the Board of Directors, Air Methods Corporation, at the June 12, 2000 Board Meeting in Englewood, Colorado.

s/s/  Carl  H.  McNair,  Jr.                            s/s/  George  W.  Belsey
----------------------------                            ------------------------
Chairman,  Audit  Committee                             Chairman  of  the  Board


s/s/  Ralph  J.  Bernstein
---------------------------
Member,  Audit  Committee


s/s/  Donald  R.  Segner
---------------------------
Member,  Audit  Committee


                                       -3-